SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                                January 26, 2005

                Date of report (Date of earliest event reported)

                       Integrated Device Technology, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                        0-12695                     94-2669985
     (State of             (Commission File Number)           (IRS Employer
  Incorporation)                                           Identification No.)


                 2975 Stender Way, Santa Clara, California 95054
               (Address of principal executive offices) (Zip Code)


                                 (408) 727-6116
              (Registrant's telephone number, including area code)


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Item 2.02 and Item 7.01.     Results of Operations and Financial Condition.

         The information in this Report, including the Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 and Item 7.01 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

         On January 26, 2005, Integrated Device Technology, Inc. (the "Company") announced its results of operations and financial condition as of and for the quarter ended January 2, 2005, and the implementation of a restructuring program in a press release that is attached hereto as Exhibit 99.1.

         The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

         Non-GAAP Statements of Operations are presented in the press release. Non-GAAP Statements of Operations exclude acquisition-related charges and other expenses and benefits that management believes are not directly related to the Company's ongoing operations. For example, the year to date results for the period ended January 2, 2005 exclude gains realized on the sale of assets held in connection with the earlier closure of the Salinas, CA fabrication facility, a loss on an equity investment in NetLogic Microsystems, and restructuring expenses in connection with a reduction in force at the Hillsborough, OR fabrication facility. The year to date results for the period ended December 28, 2003 exclude costs associated with closing the Salinas, CA fabrication facility, restructuring costs and a gain on the sale of equity holdings in PMC-Sierra, Inc. These non-GAAP results are consistent with another way management internally evaluates results of operations and the Company believes this presentation format may be useful to readers of our financial results. However, the Company's non-GAAP results are not in accordance with GAAP and may not be comparable to non-GAAP information provided by other companies.
 Non-GAAP information provided in the Company's press release should be considered a supplement to, and not a substitute for, financial statements prepared in accordance with GAAP.

         The Company also announced the implementation of a restructuring program to reduce manufacturing and operating costs in order to improve profitability. These measures include the consolidation of the Company's Northern California operations, including Santa Clara and Salinas, into its new San Jose-based corporate headquarters. In additional, the Company will centralize and streamline a number of its manufacturing support and R&D positions. Overall, this reduction in force will result in the elimination of approximately 240 positions in North America.

         The foregoing description is qualified in its entirety by reference to the Company's Press Release dated January 26, 2005, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.


99.1   Press Release dated January 26, 2005.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 26, 2005

                                       INTEGRATED DEVICE TECHNOLOGY, INC.




                                  By:  /s/  Clyde R. Hosein
                                       ----------------------------------
                                       Clyde R. Hosein
                                       Vice President and Chief
                                       Financial Officer
                                       (duly authorized officer)